                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    August 24, 2005
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                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                        333-126218-01                   13-3416059
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(State or Other Jurisdiction     (Commission                   (IRS Employer
of Incorporation)                File Number)                Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                              10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On August 24, 2005, a pooling and servicing agreement dated as of
August 1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled Merrill Lynch
Mortgage Trust 2005-CIP1 ("Merrill Lynch Mortgage Trust 2005-CIP1"), Commercial
Mortgage Pass-Through Certificates, Series 2005-CIP1 (the "Certificates"). The
Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3A,
Class A-3B, Class A-SB, Class A-4, Class AM, Class AJ, Class B, Class C, Class D
and Class XP (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No.
333-126218) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch"), Countrywide Securities Corporation, IXIS Securities North
America Inc., PNC Capital Markets, Inc. and Wachovia Capital Markets, LLC
(collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of August 11, 2005 (the "Underwriting Agreement"), between the Registrant and
Merrill Lynch for itself and as representative of the other Underwriters. The
Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage
Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending,
Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of August 11, 2005 (the "MLML Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc.
("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of August 11, 2005 (the "Countrywide Mortgage Loan Purchase Agreement"),
which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "IXIS Mortgage Loans") were acquired by the Registrant from IXIS Real Estate Capital Inc. ("IXIS") as seller pursuant to a mortgage loan purchase agreement dated as of August 11, 2005 (the
"IXIS Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit
99.3. The remaining mortgage loans backing the Publicly-Offered Certificates
(the "PNC Bank Mortgage Loans"; the MLML Mortgage Loans, the Countrywide
Mortgage Loans, the IXIS Mortgage Loans and the PNC Bank Mortgage Loans,
collectively, the "Mortgage Loans") were acquired by the Registrant from PNC
Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of August 11, 2005 (the "PNC Bank Mortgage Loan
Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement, the Countrywide
Mortgage Loan Purchase Agreement, the IXIS Mortgage Loan Purchase Agreement and
the PNC Bank Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan
Purchase Agreements"), which is attached hereto as Exhibit 99.4.

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, IXIS or PNC Bank, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Exhibits:
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Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              IXIS Mortgage Loan Purchase Agreement

99.4              PNC Bank Mortgage Loan Purchase Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 7, 2005

                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                         By:   /s/ David M. Rodgers
                              ---------------------------------------
                               Name:    David M. Rodgers
                               Title:   Executive Vice President,
                                        Chief Officer in Charge of
                                        Commercial Mortgage Securitization

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.
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1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              MLML Mortgage Loan Purchase Agreement

99.2              Countrywide Mortgage Loan Purchase Agreement

99.3              IXIS Mortgage Loan Purchase Agreement

99.4              PNC Bank Mortgage Loan Purchase Agreement

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